As filed with the Securities and Exchange Commission on September 7, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05128

                          THE SWISS HELVETIA FUND, INC.
                     1270 Avenue of the Americas, Suite 400
                            New York, New York 10020
                                 1-888-SWISS-00

                        Rodolphe E. Hottinger, President
                                Hottinger et Cie
                               3 Place des Bergues
                                    C.P. 395
                                 CH-1201 Geneva
                                   Switzerland

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS



                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Directors and Officers

Samuel B. Witt III, Esq.          Baron Hottinger
CHAIRMAN (NON OFFICER)            DIRECTOR EMERITUS
Eric R. Gabus+                    Rodolphe E. Hottinger
VICE CHAIRMAN (NON OFFICER)       PRESIDENT
Jean-Marc Boillat                 CHIEF EXECUTIVE OFFICER
DIRECTOR                          Rudolf Millisits
Paul R. Brenner, Esq.**           SENIOR VICE PRESIDENT
DIRECTOR                          CHIEF FINANCIAL OFFICER
Alexandre de Takacsy              Philippe R. Comby, CFA, FRM
DIRECTOR                          VICE PRESIDENT
Claude Frey                       Edward J. Veilleux
DIRECTOR                          VICE PRESIDENT
Paul Hottinguer                   SECRETARY
DIRECTOR                          Scot E. Draeger
Michael Kraynak, Jr.*             ASSISTANT SECRETARY
DIRECTOR                          Frederick Skillin
Didier Pineau-Valencienne*        ASSISTANT TREASURER
DIRECTOR                          Jean L. Seidel
Stephen K. West, Esq.*            ASSISTANT TREASURER
DIRECTOR                          Peter R. Guarino, Esq.
                                  CHIEF COMPLIANCE OFFICER
-------------------------------------------------------------------------------
 *AUDIT COMMITTEE MEMBER           +GOVERNANCE/NOMINATING COMMITTEE CHAIRMAN
**AUDIT COMMITTEE CHAIRMAN

INVESTMENT ADVISOR
Hottinger Capital Corp.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
(212) 332-7930

ADMINISTRATOR
Citigroup Fund Services, LLC

CUSTODIAN
Swiss American Securities Inc.

TRANSFER AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

LEGAL COUNSEL
Stroock & Stroock & Lavan LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP

THE INVESTMENT ADVISOR
The Swiss Helvetia Fund, Inc. (the "Fund") is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Toronto, Geneva, Vienna, London, Sion, Lugano, and the Bahamas.

EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.
1270 Avenue of the Americas, Suite 400
New York, New York 10020
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

FOR INQUIRIES AND REPORTS:
1-888-SWISS-00 (1-888-794-7700)
Fax: (212) 332-7931
email: swz@swz.com

WEBSITE ADDRESS
www.swz.com

THE FUND
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances as more fully described in this report.

The Fund is listed on the New York Stock Exchange under the symbol "SWZ."

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in BARRON'S, the Monday edition of THE WALL STREET JOURNAL and the Sunday Edition of THE NEW YORK TIMES.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders

GLOBAL MARKET OVERVIEW

SWISS MARKET REVIEW AND FUND PERFORMANCE
    After a strong start for the second quarter, global equity markets had a severe and abrupt correction in the May and June period. The end of earnings season was the trigger for a move, which had been in the making, caused by investor anticipation that corporate earnings and margins may have peaked. It was also becoming more and more obvious that the central banks had embarked on a program to remove excess liquidity from the marketplace as consumer price indices began to indicate increasing inflationary pressures. Unlike previous corrections during the cyclical bull market that started in 2003, however, government bonds did not benefit from a flight to quality. While part of this can be explained by investors' fears of creeping inflation, it was at odds with their worries that the Federal Reserve Board ("FRB") was going to trigger a recession by increasing interest rates too much. Volatility also increased because the central banks' bias toward tightening had become much more data dependent than in the recent past.

    The large drawdown happened both globally and across industry sectors with high risk assets suffering the most. Emerging markets were the worst hit with a 26% correction in the iShares Emerging Markets Index from early May to early June. The United States equity market was the least affected due to anticipation that the FRB was getting closer to a pause in its campaign to raise interest rates and also due to the previous lukewarm performance of U.S. stocks.

    The Swiss market was not an exception to this downward trend despite the heavy presence of food and pharmaceutical companies considered as defensive. Swiss large capitalization companies were down 12% and Swiss mid-sized companies were down 17% during the period. Among the sectors that were the worst affected were, understandably, industrials goods and services (with a decline of 23%, which was almost as much as the emerging markets as a whole), banks (down 18% due to sensitivity to the capital market cycle of their investment banking and asset management operations) and insurance (with a similar decline, although probably less warranted). The sectors that were the least affected were healthcare (with a drop of 6%) and food (with a negative performance of only 5%).

    Despite the sudden change in market conditions (which witnessed a steep 115% increase in the Swiss Market Index implied volatility index), losses were contained and no real chain effect of forced liquidation by leveraged players was reported. The sell-off was definitely more of a market event than an economic event. The market situation stabilized somewhat towards the end of June and leadership was assumed by large capitalization stocks with defensive characteristics.

    Reporting season was strong in Switzerland for the first quarter of the year and management comments were reassuring.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

Investors, nonetheless, had to witness a contraction in the valuation of the cyclical sectors of the market, as stock prices stopped their upward movement despite upbeat earnings releases. This, together with private equity fund successes in raising capital for buy outs, are among the many signs of a typical peak in the business cycle and investor sentiment.

    Management has started to reduce the Fund's position in the cyclical sectors, especially in the mid and small capitalization areas, and to reinforce the Fund's exposure to the mid cap healthcare sector. This tactical shift has created a sizeable cash position. Management will reinvest it opportunistically in higher quality names.

    The outperformance of large cap defensive stocks penalized the Fund's performance as compared to the Swiss Performance Index ("SPI"). During the last two months, only four stocks of the twenty seven in the large cap Swiss Market Index ("SMI") had positive performance: Roche, Nestle, Basilea and Serono. The Fund was also invested in sectors trading at historical low valuations (insurance) and in restructuring stories with equally low valuations (e.g. ABB and Adecco). Their discount to management's estimated fair value was not enough, however, to protect these investments from macro risk and they underperformed the market during the last part of the quarter under review.

SWISS MARKET CORPORATE NEWS
    In terms of corporate activity during the quarter the following transactions are of note:

    Nestle continued to follow its strategic focus to move towards nutrition, health and wellness. On May 23, 2006, Nestle agreed to acquire Uncle Tobys business in Australia for 890 million Australian dollars in cash. Uncle Tobys is active in breakfast cereals, nutritious snacks and instant soups, as well as the rights to brand in New Zealand. As a result of this transaction, Nestle becomes number one in nutritious snacks and number two in instant soups in Australia exceeded only by Campbell's. In addition, on June 19, 2006, Nestle reached agreement to acquire Jenny Craig, a weight management company offering consumers a range of branded nutritional products and services, for $600 million.

    On June 14, 2006, Axa agreed to buy Credit Suisse Group's Winterthur unit for $9.9 billion in cash. Later in the year Credit Suisse will disclose how it will re-invest its proceeds and, specifically, how it will maintain its 2007 profit target without the contribution from Winterthur.

    On May 9, 2006, UBS, increased its long term commitment to emerging markets investments and announced that it was acquiring Banco Pactual S.A, a Brazilian investment bank and one of Brazil's leading equity and bond underwriters. The payment of up to $2.6 billion will be done in two parts (an initial payment of $1 billion with another payment of $1.6 billion in five years based on the bank's ability to meet certain performance targets).

    On May 25, 2006, UBS announced an acquisition of ABN AMRO's global futures

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

and options business for $386 million in cash. This acquisition will position UBS as a market leader in the futures and options industry.

FUND NEWS
    At the Fund's annual meeting on June 8, 2006, the stockholders approved changes to the Fund's fundamental investment policies and restrictions to permit the Fund to leverage up to 10% of its total assets (including the amount borrowed); to invest in equity and equity-linked securities issued by Swiss real estate companies (including real estate investment trusts ("REITs") or REIT-like structures), to acquire equity and equity-linked securities of non-Swiss companies in limited instances, and to engage in certain options transactions.

SWISS ECONOMIC NOTES
    At its last monetary policy assessment on June 15, 2006, the Swiss National Bank ("SNB") once again increased the target range for the three-month London Interbank Offer Rate ("LIBOR") by 0.25 percentage points to 1.0%-2.0%. The SNB is continuing to align its monetary policy course into line with economic activity, ensuring that the inflation outlook remains favorable.

    The increase in real Gross Domestic Product ("GDP") in the first quarter was 0.9% quarter to quarter and 3.5% versus the prior year, a level last reached in 2000. The SNB increased its forecast for increases in real GDP for the year from an average rate of over 2% to an average rate of over 2.5% for the year. The SNB also increased its inflation forecast from 1% to 1.2% for the year, assuming a three-month LIBOR of 1.5%. Inflation, therefore, is expected to remain lower than the SNB target of 2%.

    Along with the increase in short-term yields, long term rates continued their upward movement. The yield on the 10-year Swiss Confederation bond increased by 34 basis points from the end of last quarter, resulting in a rate of 2.82% at the end of this quarter. Short term real interest rates remained positive at 0.7% in the first quarter, equal to the rate in the preceding quarter.

    The KOF (Swiss Institute for Business Cycle Research) economic barometer indicates the development of overall economic output relative to the previous year. At the moment it is showing a continued positive trend. According to the results of the KOF's economic surveys, expectations within the Swiss industrial sector are weakening. However, the retail sector is showing a rise in sales expectations. Reinforcing these readings, corresponding economic surveys conducted by the EU Commission continue to point to an improvement in industrial activity in key EU countries, a favorable prospect for Swiss exports.

CURRENCIES
    The US dollar lost about 7% in relation to the Swiss franc during the second quarter of 2006. During the same period, the Swiss franc remained more or less stable in comparison to the euro, mainly due to similarities in monetary policy decisions.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

-------------------------------------------------------------------------------------------------------------------------
PEER GROUP/INDICES PERFORMANCE COMPARISON IN SWISS FRANCS/1/
-------------------------------------------------------------------------------------------------------------------------
                            TOTAL RETURN           TOTAL RETURN AS OF YEAR ENDED DECEMBER 31,               CUMULATIVE
                               YTD AS    ---------------------------------------------------------------   PERFORMANCE
                             OF 6/30/06   2005  2004   2003   2002    2001    2000   1999   1998   1997  12/31/96-6/30/06
--------------------------- ------------ ------ ----- ------ ------- ------- ------ ------ ------ ------ ----------------
SWISS HELVETIA FUND            2.88%     33.20% 7.75% 22.54% -20.40% -22.91% 14.06% 14.70% 15.57% 53.99%     158.51%
Swiss Performance
 Index (SPI)                   3.71%     35.61% 6.89% 22.06% -25.95% -22.03% 11.91% 11.69% 15.36% 55.19%     137.07%
Swiss Market Index
 (SMI)                         0.90%     33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      94.10%
iShares MSCI Switzerland/2/
 (Formerly called Webs
 Switzerland)                  2.85%     33.21% 3.74% 18.51% -27.84% -21.11%  7.47%  5.71% 14.28% 58.93%      97.85%
CS EF Swiss Blue
 Chips/3,7/                    2.02%     32.27% 2.75% 18.13% -28.75% -22.12% 10.97%  7.57% 14.21% 59.90%      98.13%
UBS (CH) Equity Fund -
 Switzerland/4,7/              3.45%     33.50% 5.00% 18.14% -26.02% -22.04%  7.42%  6.43% 12.75% 55.94%      98.61%
Pictet (CH) - Swiss
 Equities/5,7/                 2.20%     37.06% 7.05% 20.10% -27.93% -22.35%  7.34%  9.38% 11.05% 55.65%     104.53%
Saraswiss (Bank
 Sarasin)/6,7/                 2.65%     33.05% 2.93% 19.64% -28.51% -24.45%  9.72%  7.10% 14.41% 53.57%      87.55%

SOURCES : BLOOMBERG, MANAGEMENT COMPANIES' WEBSITES AND CITIGROUP FUND SERVICES, LLC.
/1/ PERFORMANCE OF FUNDS IS BASED ON CHANGES IN THE FUND'S NAV OVER A SPECIFIED PERIOD. IN EACH CASE TOTAL RETURN IS CALCULATED ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS. FUNDS LISTED, OTHER THAN ISHARES MSCI SWITZERLAND, ARE NOT REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION. PERFORMANCE AND DESCRIPTIVE INFORMATION ABOUT THE FUNDS ARE DERIVED FROM THEIR PUBLISHED INVESTOR REPORTS AND WEBSITES, WHICH ARE SUBJECT TO CHANGE.
/2/ SHARES OF ISHARES MSCI SWITZERLAND ARE TRADED ON THE NEW YORK STOCK EXCHANGE AND SEEKS TO PROVIDE INVESTMENT RESULTS THAT CORRESPOND TO THE PERFORMANCE OF THE SWISS MARKET, AS MEASURED BY THE MSCI SWITZERLAND INDEX. THESE STOCKS REPRESENT SWITZERLAND'S LARGEST AND MOST ESTABLISHED PUBLIC COMPANIES, ACCOUNTING FOR APPROXIMATELY 85% OF THE MARKET CAPITALIZATION OF ALL OF SWITZERLAND'S PUBLICLY TRADED STOCKS. PERFORMANCE OF SHARES OF ISHARES MSCI SWITZERLAND IS CALCULATED BASED UPON THE CLOSING PRICES OF THE PERIOD INDICATED USING THE SWISS FRANC/U.S. DOLLAR EXCHANGE RATE AS OF NOON EACH SUCH DATE, AS REPORTED BY BLOOMBERG. SUCH EXCHANGE RATES WERE AS FOLLOWS: 12/31/96 = 1.35, 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 =
1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.3179 AND
6/30/06 = 1.225.
/3/ THIS FUND GIVES INVESTORS ACCESS TO THE SWISS EQUITY MARKET. IT HAS A BROADLY-DIVERSIFIED PORTFOLIO GEARED TO LONG-TERM VALUE GROWTH, WITH A PREFERENCE TO LARGE CAP STOCKS. STOCK SELECTION IS BASED ON CRITERIA SUCH AS COMPANY VALUATION, BUSINESS CLIMATE, MARKET POSITIONING AND MANAGEMENT QUALITY. /4/ THIS FUND INVESTS PRIMARILY IN MAJOR SWISS COMPANIES. QUALITY CRITERIA USED FOR DETERMINING RELATIVE WEIGHTINGS OF COMPANIES INCLUDE: STRATEGIC ORIENTATION, STRENGTH OF MARKET POSITION, QUALITY OF MANAGEMENT, SOUNDNESS OF EARNINGS, GROWTH POTENTIAL AND POTENTIAL FOR IMPROVING SHAREHOLDER VALUE. THE INVESTMENT OBJECTIVE SEEKS TO PROVIDE RESULTS THAT ARE ALIGNED WITH THE SPI PERFORMANCE.
/5/ THIS FUND INVESTS IN SHARES OF COMPANIES LISTED IN SWITZERLAND AND INCLUDED IN THE SPI, MAINLY IN BLUE CHIP STOCKS.
/6/ THIS FUND INVESTS IN SHARES OF SWISS COMPANIES. IT WEIGHTS INDIVIDUAL SECTORS RELATIVE TO THE SPI ON THE BASIS OF THEIR EXPECTED RELATIVE PERFORMANCE. IT FOCUSES ON LIQUID BLUE-CHIP STOCKS.
/7/ THESE FUNDS ARE NOT AVAILABLE FOR U.S. RESIDENTS OR CITIZENS.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (continued)

             -----------------------------------------------------
                                                     PERIOD ENDED
                                                     JUNE 30, 2006
             --------------------------------------- -------------
             PERFORMANCE IN SWISS FRANCS
             Swiss Performance Index (SPI)               3.71%
             Swiss Helvetia Fund
              Based on Net Asset Value                   2.88%
             CHANGE IN U. S. DOLLAR VS. SWISS FRANC     -7.05%
             PERFORMANCE IN U.S. DOLLARS
             SWISS HELVETIA FUND PERFORMANCE
              Based on Net Asset Value                  10.68%
              Based on Market Price                     10.39%
             S & P 500 Index                             2.71%
             MSCI EAFE Index                            10.16%
             Lipper European Fund Index (10 Largest)    11.84%
             Lipper European Fund Universe Average      13.50%

SOURCES: CITIGROUP FUND SERVICES, LLC AND BLOOMBERG

OUTLOOK / STRATEGY
    The Swiss market's valuations are in line with or slightly lower than historical averages, similar to the valuations of most markets in the developed economies. This valuation level, however, assumes an 11% increase in earnings per share for the whole market for 2007, following a 14% increase in 2006. This appears to be rather ambitious. If earnings growth expectations are lowered to 8% for 2007, the equity risk premium (earnings yield minus high quality corporate bond yields) would still be comfortably positive, allowing for an increase of government yields and credit spread.

    The medium-term outlook for the Swiss franc against the U.S. dollar is unclear. On the one hand European economies are still in an uptrend, even though they are topping out, and the US economy is clearly decelerating. This should support the Swiss franc as interest rate differentials, currently in favor of the US dollar, get smaller. On the other hand, a higher risk level for global economic growth could lead to capital flowing back to the US from emerging markets and Europe, supporting the US dollar. As its economy slows, the US trade deficit will benefit from lower US imports and higher US exports to a still vibrant international economy. This should, at least temporarily, help the dollar.

    As mentioned above, there are multiple signs indicating a potential decline in the business cycle. Euro futures, for example, indicate that the market is already pricing in a rate cut by the Federal Reserve next year. Economies in Japan, Europe and emerging markets countries are still strong, but the central banks' reaction to lagging indicators, such as inflation, is creating a strong headwind for these economies. In particular, as the emerging market cycle matures, the question will be whether Japan and Europe can absorb excess supply created by reduced U.S. consumer spending and mitigate the global economic slowdown. Historically, a Fed pause is not followed by strong performance of riskier assets, including emerging market equities. A slowing US economy will also have a negative impact on European export oriented sectors, which are heavily represented in European stock indices.

    On a more positive note, valuations are equal to or lower than historical averages. A

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Letter to Stockholders (concluded)

soft landing of the U.S. economy next year (instead of a few quarters of negative growth) would trigger some upside for equities.

    Management's strategy is to continue to reduce exposure to industrial companies unless their valuation is low enough to offset the systemic risk represented by a slowing global economy. The financial services sector will be a key factor in the performance of the market. Management is looking at a number of factors in determining its investment strategy with regard to this sector. Swiss private and investment banks are exposed to the negative effects of a slowdown in capital market activities resulting from a tightening monetary policy. In addition increased volatility and risk premiums are negative for equities, the high margin portion of the private banking business. Finally, the compression of long term rates would reduce margins for new business in the life insurance sector and higher inflation would penalize the non-life insurance sector. Management is closely monitoring the defensive quality of some asset managers (alternative products), and the impact of the growth in derivative products used to mitigate market risk. Overall the financial sector requires a careful investment approach. As a result the Fund's exposure to sectors with low earnings volatility and relatively low expectations is expected to increase.

STOCK REPURCHASE PROGRAM
    Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 1,000,000 shares during 2006. During the six months ended June 30, 2006, the Fund repurchased and retired 76,700 shares at an average price of $16.04 per share (including brokerage commissions) and a weighted average discount of 11.71%. These repurchases, which had a total cost of $1,230,030, resulted in an increase of $168,821 to the Fund's net asset value.

Sincerely,
/s/ Rodolphe Hottinger
Rodolphe E. Hottinger
PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Rudolf Millisits
Rudolf Millisits
SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

June 30th, 2006

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Review of Operations (Unaudited)

Trading activity for the six months ended June 30, 2006 involved changes in the following positions:

--------------------------------------------------------------------------------
NEW INVESTMENTS BY THE FUND
--------------------------------------------------------------------------------
Basilea Pharmaceutica
Julius Baer Holding AG
Speedel Holding AG
Swiss Life Holding
--------------------------------------------------------------------------------
ADDITIONS TO EXISTING INVESTMENTS
--------------------------------------------------------------------------------
Adecco SA
Advanced Digital Broadcast Holdings SA
BKW FMB Energie AG
Jelmoli Holding AG
Lindt & Sprungli AG
OZ Holding AG
Phonak Holding AG
Sika AG
Swiss Steel AG
--------------------------------------------------------------------------------
SECURITIES DISPOSED OF
--------------------------------------------------------------------------------
Berna Biotech AG
Elektrizitaets-Gesellschaft Laufenburg AG
IsoTis SA
Kuehne & Nagel International AG
SGS Societe Generale de Surveillance Holding SA
Swiss Reinsurance Company
Swisslog Holding AG
--------------------------------------------------------------------------------
REDUCTIONS IN EXISTING INVESTMENTS
--------------------------------------------------------------------------------
ABB Ltd.
Actelion Ltd.
Bank Sarasin & Cie AG
Belimo Holding AG
Compagnie Financiere Richemont AG, Class A
Logitech International SA
Nestle SA
Novartis AG
Roche Holding AG
Sulzer AG
Swatch Group AG
Syngenta AG
Zurich Financial Services AG

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     June 30, 2006

                                                                Percent
        No. of                                                  of Net
        Shares               Security                  Value    Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- 94.23%
        BANKS -- 15.46%

            530 BANK SARASIN & CIE AG
                REGISTERED SHARES                   $ 1,393,143   0.30%
                Offers private banking, asset
                management, investment
                advisory, and institutional banking
                services.
                (Cost $1,184,730)

        428,000 CREDIT SUISSE GROUP/2/
                REGISTERED SHARES                    23,898,123   5.07%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, asset
                management and insurance
                service.
                (Cost $14,071,733)

        435,000 UBS AG/2/
                REGISTERED SHARES                    47,583,673  10.09%
                A global diversified financial
                service company with large
                activity in private banking,
                investment banking, and asset
                management.
                (Cost $7,578,949)
                                                    -----------  -----
                                                     72,874,939  15.46%

        BASIC RESOURCES -- 3.81%

        101,136 PRECIOUS WOODS HOLDING AG/1/
                BEARER SHARES                         8,421,120   1.79%
                Through subsidiaries, manages
                tropical forests using ecologically
                sustainable forest management
                methods. Harvests tropical trees
                and processes them into lumber.
                (Cost $9,076,879)

                                                               Percent
          No. of                                               of Net
          Shares              Security                Value    Assets
          ------------------------------------------------------------
          BASIC RESOURCES -- (CONTINUED)

          193,960 SWISS STEEL AG
                  REGISTERED SHARES                $ 9,500,082  2.02%
                  Manufactures industrial and
                  construction steel.
                  (Cost $7,306,032)
                                                   -----------  ----
                                                    17,921,202  3.81%

          BIOTECHNOLOGY -- 5.54%

           31,331 ACTELION LTD./1/
                  REGISTERED SHARES                  3,151,003  0.67%
                  Biotechnology company that
                  develops and markets synthetic
                  small-molecule drugs against
                  diseases related to the
                  endothelium.
                  (Cost $1,864,624)

          133,200 BASILEA PHARMACEUTICA/1,2/
                  REGISTERED SHARES                 19,300,408  4.09%
                  Conducts research into the
                  development of drugs for the
                  treatment of infectious diseases
                  and dermatological problems.
                  (Cost $17,799,053)

           28,132 SPEEDEL HOLDING AG/1/
                  REGISTERED SHARES                  3,674,384  0.78%
                  Researches and develops
                  therapies for cardiovascular and
                  metabolic diseases
                  (Cost $3,471,828)
                                                   -----------  ----
                                                    26,125,795  5.54%

          CHEMICALS -- 4.27%

            9,045 SIKA AG
                  BEARER SHARES                     10,041,796  2.13%
                  Leading producer of construction
                  chemicals.
                  (Cost $7,239,562)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     June 30, 2006
             (continued)

                                                                Percent
        No. of                                                  of Net
        Shares               Security                 Value     Assets
        ---------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        CHEMICALS -- (CONTINUED)

         75,931 SYNGENTA AG
                REGISTERED SHARES                  $ 10,072,480   2.14%
                Produces herbicides, insecticides
                and fungicides, and seeds for
                field crops, vegetables, and
                flowers.
                (Cost $4,361,658)
                                                   ------------  -----
                                                     20,114,276   4.27%

        FINANCIAL SERVICES -- 1.62%

         61,800 JULIUS BAER HOLDING AG
                REGISTERED SHARES                     5,357,682   1.14%
                Offers private banking,
                institutional asset management,
                mutual fund, securities brokerage,
                and corporate finance services.
                (Cost $5,524,033)

         30,227 OZ HOLDING AG
                BEARER SHARES                         2,278,746   0.48%
                Provides brokerage and banking
                services, specializing in futures
                and options.
                (Cost $2,263,780)
                                                   ------------  -----
                                                      7,636,428   1.62%

        FOOD & BEVERAGES -- 14.03%

            340 LINDT & SPRUNGLI AG
                REGISTERED SHARES                     7,096,980   1.51%
                Major manufacturer of premium
                Swiss chocolates.
                (Cost $1,977,813)

        188,500 NESTLE SA/2/
                REGISTERED SHARES                    59,088,980  12.52%
                Largest food and beverage
                processing company in the
                world.
                (Cost $11,110,815)
                                                   ------------  -----
                                                     66,185,960  14.03%

                                                                Percent
        No. of                                                  of Net
        Shares               Security                  Value    Assets
        ---------------------------------------------------------------
        INDUSTRIAL GOODS & SERVICES -- 6.65%

        557,457 ABB LTD.
                REGISTERED SHARES                   $ 7,235,564  1.53%
                The holding company for ABB
                Group which is one of the largest
                electrical engineering firms in the
                world.
                (Cost $3,710,066)

        302,000 ADECCO SA/2/
                REGISTERED SHARES                    17,824,163  3.78%
                Leading personnel and temporary
                employment company.
                (Cost $16,117,206)

          1,141 BELIMO HOLDING AG
                REGISTERED SHARES                       832,697  0.18%
                World market leader in damper
                and volume control actuators for
                ventilation and air-conditioning
                equipment.
                (Cost $231,391)

         15,240 INFICON HOLDING AG
                REGISTERED SHARES                     1,803,918  0.38%
                Manufactures and markets
                vacuum instruments used to
                monitor and control production
                processes. Manufactures on-site
                chemical detection and monitoring
                system.
                (Cost $1,444,912)

          4,946 SULZER AG
                REGISTERED SHARES                     3,698,397  0.78%
                Manufactures and sells surface
                coatings, pumps, and process
                engineering equipment.
                (Cost $1,609,155)
                                                    -----------  ----
                                                     31,394,739  6.65%

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     June 30, 2006
             (continued)

                                                                  Percent
       No. of                                                     of Net
       Shares                Security                   Value     Assets
       ------------------------------------------------------------------
       COMMON STOCKS -- (CONTINUED)

       INSURANCE -- 8.26%

       103,000 SWISS LIFE HOLDING/2/
               REGISTERED SHARES                     $ 24,089,388  5.11%
               Offers financial services including
               life and property insurance,
               institutional investment
               management, and private
               banking services.
               (Cost $20,225,550)

        67,900 ZURICH FINANCIAL SERVICES AG/2/
               REGISTERED SHARES                       14,854,857  3.15%
               Offers property, accident, health,
               automobile, liability, financial risk
               and life insurance and retirement
               products.
               (Cost $11,650,638)
                                                     ------------  ----
                                                       38,944,245  8.26%

       MEDICAL TECHNOLOGY -- 0.43%

        32,205 PHONAK HOLDING AG
               REGISTERED SHARES                        2,009,855  0.43%
               Designs and produces analog
               and digital hearing aids.
               (Cost $1,100,139)
                                                     ------------  ----
                                                        2,009,855  0.43%

       PERSONAL & HOUSEHOLD GOODS -- 1.20%

       100,084 COMPAGNIE FINANCIERE
               RICHEMONT AG, CLASS A
               BEARER SHARES                            4,575,269  0.97%
               Manufactures and retails luxury
               goods through subsidiaries.
               Produces jewelry, watches,
               leather goods, writing
               instruments, and mens' and
               womens' wear.
               (Cost $3,328,765)

                                                                Percent
         No. of                                                 of Net
         Shares               Security                Value     Assets
        ---------------------------------------------------------------
        PERSONAL & HOUSEHOLD GOODS -- (CONTINUED)

            6,367 SWATCH GROUP AG
                  BEARER SHARES                    $  1,073,294   0.23%
                  Manufactures finished watches,
                  movements and components.
                  Produces components necessary
                  to its eighteen watch brand
                  companies. Also operates retail
                  boutiques.
                  (Cost $859,824)
                                                   ------------  -----
                                                      5,648,563   1.20%

        PHARMACEUTICALS -- 26.05%

        1,076,000 NOVARTIS AG/2/
                  REGISTERED SHARES                  58,147,918  12.33%
                  One of the leading manufacturers
                  of branded and generic
                  pharmaceutical products. The
                  company also manufactures
                  nutrition products.
                  (Cost $12,415,546)

          392,000 ROCHE HOLDING AG/2/
                  DIVIDEND RIGHTS CERTIFICATES       64,672,000  13.71%
                  Worldwide pharmaceutical
                  company.
                  (Cost $7,529,739)
                                                   ------------  -----
                                                    122,819,918  26.04%

        RETAILERS -- 2.00%

           24,767 GALENICA HOLDING AG
                  REGISTERED SHARES                   4,983,727   1.06%
                  Manufactures and distributes
                  prescription and over-the-
                  counter drugs, toiletries and
                  hygiene products.
                  (Cost $3,088,902)

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (Unaudited)     June 30, 2006
             (concluded)

                                                                 Percent
        No. of                                                   of Net
        Shares                Security                  Value    Assets
        ----------------------------------------------------------------
        COMMON STOCKS -- (CONTINUED)

        RETAILERS -- (CONTINUED)

          2,400 JELMOLI HOLDING AG
                BEARER SHARES                        $ 4,416,000  0.94%
                Owns and operates department
                and retail stores and provides
                mail-order catalog and real estate
                leasing services.
                (Cost $4,285,642)
                                                     -----------  ----
                                                       9,399,727  2.00%

        TECHNOLOGY -- 0.59%

         62,213 ADVANCED DIGITAL BROADCAST
                HOLDING/1/
                REGISTERED SHARES                      2,234,589  0.47%
                Develops equipment and systems
                to view and interact with digital TV
                broadcast through cable, satellite,
                and telecommunication networks.
                (Cost $4,464,413)

         14,230 LOGITECH INTERNATIONAL SA/1/
                REGISTERED SHARES                        548,291  0.12%
                Manufactures personal computer
                input devices, as well as
                producing trackballs, desktop
                publishing programs and related
                software.
                (Cost $219,768)
                                                     -----------  ----
                                                       2,782,880  0.59%

        UTILITY SUPPLIERS -- 4.32%

        214,450 BKW FMB ENERGIE AG/2/
                REGISTERED SHARES                     18,696,539  3.97%
                Produces electricity using nuclear,
                hydroelectric, solar, biomass and
                wind energy.
                (Cost $11,699,646)

                                                                Percent
        No. of                                                  of Net
        Shares              Security                  Value     Assets
        ---------------------------------------------------------------
        UTILITY SUPPLIERS -- (CONTINUED)

        7,000  CENTRALSCHWEIZERISCHE
               KRAFTWERKE
               BEARER SHARES                       $  1,657,143   0.35%
               Supplies electric power, operates
               and maintains distribution
               network facilities, constructs and
               installs equipment, and offers
               consulting services to its clients.
               (Cost $1,161,341)
                                                   ------------ ------
                                                     20,353,682   4.32%
               TOTAL COMMON STOCKS
               (Cost $199,974,132)*                $444,212,209  94.22%
               OTHER ASSETS LESS OTHER
               LIABILITIES, NET                      27,237,952   5.78%
                                                   ------------ ------
               NET ASSETS                          $471,450,161 100.00%
                                                   ============ ======

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
             Schedule of Investments (concluded)     June 30, 2006

                      PORTFOLIO HOLDINGS
                      % OF TOTAL INVESTMENTS
                       Pharmaceuticals               27.64%
                       Banks                         16.41%
                       Food & Beverages              14.90%
                       Insurance                      8.77%
                       Industrial Goods & Services    7.07%
                       Biotechnology                  5.88%
                       Utility Suppliers              4.58%
                       Chemicals                      4.53%
                       Basic Resources                4.03%
                       Retailers                      2.12%
                       Financial Services             1.72%
                       Personal & Household Goods     1.27%
                       Technology                     0.63%
                       Medical Technology             0.45%
                                                    ------
                                                    100.00%
                                                    ======

--------------------------------------------------------------------------------
/1/NON-INCOME PRODUCING SECURITY.
/2/ONE OF THE TEN LARGEST PORTFOLIO HOLDINGS.

*COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME AS FOR
 FINANCIAL STATEMENT PURPOSES AND NET UNREALIZED APPRECIATION (DEPRECIATION) CONSISTS OF:

                   GROSS UNREALIZED APPRECIATION  $247,290,011
                   GROSS UNREALIZED DEPRECIATION    (3,051,934)
                                                  ------------
                   NET UNREALIZED APPRECIATION    $244,238,077
                                                  ============

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
         Statement of Assets and Liabilities (Unaudited) June 30, 2006

ASSETS:
   Investments, at value (cost $199,974,132).......................................    $444,212,209
   Cash............................................................................       7,334,323
   Foreign currency (cost $21,171,920).............................................      21,389,900
   Receivable for securities sold..................................................       2,970,672
   Tax reclaims receivable.........................................................       2,664,024
                                                                                       ------------
     Total assets................................................................       478,571,128
                                                                                       ------------
LIABILITIES:
   Capital gain distribution payable...............................................       5,626,162
   Income distribution payable.....................................................         693,976
   Capital shares payable..........................................................         233,051
   Advisory fees payable (Note 2)..................................................         279,983
   Directors' fees and expenses (Note 3)...........................................         130,265
   Accrued expenses and other......................................................         157,530
                                                                                       ------------
     Total liabilities...........................................................         7,120,967
                                                                                       ------------
     Net assets..................................................................      $471,450,161
                                                                                       ------------
COMPOSITION OF NET ASSETS:
   Paid in capital.................................................................     182,529,206
   Distributable earnings
     Undistributed net investment income..................................   2,745,196
     Accumulated net realized gain from investment and foreign currency transactions.......................................................  41,651,324
     Net unrealized appreciation on investments and foreign currency...... 244,524,435
                                                                           -----------
     Total distributable earnings................................................       288,920,955
                                                                                       ------------
Net assets............................................................................ $471,450,161
                                                                                       ------------
NET ASSET VALUE PER SHARE:
   ($471,450,161 / 24,751,755 shares outstanding, 50 million shares authorized)....    $      19.05
                                                                                       ============

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
 Statement of Operations (Unaudited)     For the Six Months Ended June 30, 2006

INVESTMENT INCOME:
   Dividends (less foreign taxes withheld of $989,255)...................... $ 5,605,777
   Interest (less foreign taxes withheld of $1,517).........................      60,351
                                                                             -----------
     Total income...........................................................   5,666,128
                                                                             -----------
EXPENSES:
   Investment advisory fees (Note 2)........................................   1,749,664
   Directors' fees & expenses (Note 3)......................................     309,932
   Professional fees........................................................     166,719
   Administration fees......................................................     158,485
   Custody fees.............................................................     101,489
   Printing and shareholder reports.........................................      39,672
   Accounting fees..........................................................      53,013
   Transfer agent fees......................................................      15,868
   Miscellaneous............................................................     102,627
                                                                             -----------
     Total expenses.........................................................   2,697,469
                                                                             -----------
     Net investment income..................................................   2,968,659
                                                                             -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY:
   Net realized gain from:
     Investment transactions................................................  41,079,452
     Foreign currency transactions..........................................     646,201
   Net change in unrealized appreciation/depreciation from:
     Investment transactions................................................   1,058,215
     Foreign currency translations..........................................     531,014
                                                                             -----------
     Net Realized and Unrealized Gain on Investments and Foreign Currency...  43,314,882
                                                                             -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.................................. $46,283,541
                                                                             ===========

--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
               Statements of Changes in Net Assets (Unaudited)

                                                                    For the           For the
                                                                Six Months Ended    Year Ended
                                                                June 30, 2006/1/ December 31, 2005

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................... $  2,968,659  $  1,140,823
   Net realized gain (loss) from:
     Investment transactions.......................................   41,079,452    37,161,885
     Foreign currency transactions.................................      646,201      (670,310)
   Net change in unrealized appreciation/depreciation from:
     Investment transactions.......................................    1,058,215    19,996,117
     Foreign currency translations.................................      531,014    (1,564,407)
                                                                    ------------  ------------
   Net increase in net assets from operations......................   46,283,541    56,064,108
                                                                    ------------  ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM:
   Net investment income and net realized gains from foreign
     currency transactions.........................................     (693,976)     (514,998)
   In excess of net investment income..............................           --            --
   Net realized capital gains......................................   (5,626,162)  (38,324,832)/2/
                                                                    ------------  ------------
     Total distributions to stockholders...........................   (6,320,138)  (38,839,830)
                                                                    ------------  ------------
CAPITAL SHARE TRANSACTIONS:
   Value of shares issued in reinvestment of dividends and
     distributions.................................................   12,903,158     7,643,488
   Value of shares repurchased through stock buyback...............   (1,230,030)   (6,568,476)
                                                                    ------------  ------------
   Total increase (decrease) from capital share transactions.......   11,673,128     1,075,012
                                                                    ------------  ------------
   Total increase in net assets....................................   51,636,531    18,299,290
NET ASSETS:
   Beginning of year...............................................  419,813,630   401,514,340
                                                                    ------------  ------------
   End of period (including undistributed net investment income of
     $2,745,196 and $470,513, respectively)........................ $471,450,161  $419,813,630
                                                                    ============  ============

--------------------------------------------------------------------------------
/1/UNAUDITED.
/2/INCLUDES A REPORTING ADJUSTMENT OF $2,357 FOR SHORT-TERM CAPITAL GAINS AND
   $4,598 FOR LONG-TERM CAPITAL GAINS, WHICH WERE PROPERLY DISTRIBUTED IN THE PREVIOUS YEAR.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights

                                                            For the
                                                           Six Months
                                                             Ended              For the Years Ended December 31,
                                                            June 30,  -----------------------------------------------------
                                                            2006/1/     2005       2004       2003       2002       2001
--------------------------------------------------------   ---------- --------  --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE:
   Net asset value at beginning of period.................  $  17.47  $  16.79  $  15.31   $  11.82   $  13.16   $  17.92
                                                            --------  --------  --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (expenses in excess of
    income)...............................................   0.12/2/   0.05/2/     (0.01)     (0.01)     (0.02)     (0.03)
   Net realized and unrealized gain (loss) on
    investments/3/........................................      1.78      2.24      2.41       4.24      (0.71)     (4.34)
                                                            --------  --------  --------   --------   --------   --------
   Total from investment operations.......................      1.90      2.29      2.40       4.23      (0.73)     (4.37)
                                                            --------  --------  --------   --------   --------   --------
   Gain from capital share repurchases....................      0.01      0.04      0.02       0.02       0.02       0.06
   Capital charge resulting from the issuance of fund
    shares................................................     (0.07)    (0.04)       --      (0.06)        --      (0.14)
                                                            --------  --------  --------   --------   --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income and net realized
    gains from foreign currency transactions..............     (0.03)    (0.02)    (0.10)     (0.14)     (0.06)        --
   Dividends in excess of net investment income...........        --        --     (0.01)        --      (0.01)        --
   Distributions from net realized capital gains..........     (0.23)    (1.59)    (0.83)     (0.56)     (0.56)     (0.31)
                                                            --------  --------  --------   --------   --------   --------
   Total distributions....................................     (0.26)    (1.61)    (0.94)     (0.70)     (0.63)     (0.31)
                                                            --------  --------  --------   --------   --------   --------
   Net asset value at end of period.......................  $  19.05  $  17.47  $  16.79   $  15.31   $  11.82   $  13.16
                                                            ========  ========  ========   ========   ========   ========
   Market value per share at end of period................  $  16.65  $  15.31  $  14.95   $  12.92   $   9.64   $  11.00
                                                            ========  ========  ========   ========   ========   ========
TOTAL INVESTMENT RETURN/4/:
   Based on market value per share........................     10.39%    13.11%    23.65%     41.76%     (4.46)%   (22.10)%
   Based on net asset value per share.....................     10.68%    14.92%    17.19%     37.00%     (6.92)%   (24.94)%
RATIOS TO AVERAGE NET ASSETS/5/:
   Expenses...............................................      1.16%     1.19%     1.14%      1.30%      1.31%      1.39%
   Net investment income (expenses in excess of
    income)...............................................      1.27%     0.27%    (0.08)%    (0.07)%    (0.14)%    (0.23)%
SUPPLEMENTAL DATA:
   Net assets at end of period (000's)....................  $471,450  $419,814  $401,514   $368,986   $279,799   $314,436
   Average net assets during period (000's)...............  $469,863  $415,074  $378,205   $306,563   $308,018   $341,806
   Stockholders of record/6/..............................       819       740       926        964      1,001      1,067
   Portfolio turnover rate................................        18%       37%       41%        89%        83%        32%

--------------------------------------------------------------------------------
/1/UNAUDITED.
/2/CALCULATED USING THE AVERAGE SHARES METHOD.
/3/INCLUDES NET REALIZED AND UNREALIZED CURRENCY GAIN (LOSS).
/4/TOTAL INVESTMENT RETURN BASED ON MARKET VALUE DIFFERS FROM TOTAL INVESTMENT
   RETURN BASED ON NET ASSET VALUE DUE TO CHANGES IN THE RELATIONSHIP BETWEEN THE FUND'S MARKET PRICE AND ITS NET ASSET VALUE PER SHARE. NOT ANNUALIZED
   FOR PERIODS LESS THAN ONE YEAR.
/5/ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.
/6/NOT AUDITED BY DELOITTE & TOUCHE LLP.
SEE NOTES TO FINANCIAL STATEMENTS.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
The Swiss Helvetia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a "reorganization"), or reorganizes (or "redomiciles") itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a shareholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction. The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled.

B. VALUATION OF SECURITIES
The Fund values its investments at market value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund's net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund's Board of Directors (the "Board") to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. There were no fair valued securities on June 30, 2006.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. DISTRIBUTIONS
The Fund pays dividends annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

E. FEDERAL INCOME TAXES
The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required. See Note 5 for Federal income tax treatment of foreign currency gains/losses.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (continued)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

F. SECURITIES LENDING INCOME
The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the period ended June 30, 2006.

G. FOREIGN CURRENCY TRANSLATION
The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets & liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain
(loss) are disclosed separately.

H. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

I. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board issued Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (the "Interpretation") which is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's advisor (the "Advisor"). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, and 0.50% of such assets in excess of $600 million. The Fund paid the Advisor $1,749,664 in investment advisory fees for the six months ended June 30, 2006. The Fund paid Hottinger & Cie (Zurich) $30,917 in brokerage commissions for the six months ended June 30, 2006.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (continued)

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the "Committee") of the Board. During the period ending June 30, 2006, the Committee allocated $60,512 of expenses incurred in connection with publicizing the Fund as follows: $38,156 to the Fund and $22,356 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

NOTE 3--OTHER FEES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration and portfolio accounting services to the Fund.

American Stock Transfer & Trust Company is the Fund's transfer agent. The Fund pays the transfer agent an annual fee which is accrued daily and paid monthly. Swiss American Securities Inc. is the Fund's U.S. custodian. Credit Suisse First Boston is the Fund's Swiss sub-custodian. The Fund pays the custodian and sub-custodian an annual fee.

The Fund pays each director who is not an "interested person" (as such term is defined in the Act) of the Fund, the Advisor, or Citigroup, approximately $23,800 per annum in compensation, except for the Chairmen of the Audit Committee and the Governance/Nominating Committee, to whom the Fund pays an annual fee of approximately $28,800. In addition, the Fund pays each non-interested director $1,300 for each Board meeting attended and $750 for each committee meeting attended, if it is held separately. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors' fees and expenses payable of $130,265 shown on the Statements of Assets & Liabilities represents total dollars owed to Directors that have been accrued and not paid. Directors' fees and expenses of $309,932 shown on the Statement of Operations represent the portion of Directors' fees and expenses accrued during the period January 1, 2006 through June 30, 2006. These fees are calculated by projecting Directors' fee contractually owed and adding estimates of reimbursable expenses based on historical activity.

NOTE 4--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 50 million shares of capital stock. The Advisor owned 128,435 of the 24,751,755 shares outstanding on June 30, 2006. Transactions in capital shares were as follows:

                             For the Six Months     For the Year Ended
                            Ended June 30, 2006      December 31, 2005
                            -------------------     ------------------
                        Shares           Amount    Shares       Amount
                       ------       ------        ------       ------
         Dividends
          Reinvested  798,957  $12,903,158/(a)/  542,380  $ 7,643,488
         Repurchased  (76,700)  (1,230,030)     (422,100)  (6,568,476)
                      -------  -----------      --------  -----------
         Net increase
          (decrease)  722,257  $11,673,128       120,280  $ 1,075,012
                      =======  ===========      ========  ===========

(A)REPRESENTS SHARES ISSUED TO STOCKHOLDERS WHO DID NOT ELECT CASH IN CONJUNCTION WITH A LONG TERM CAPITAL GAINS DISTRIBUTION OF $1.276 PER SHARE PAID JANUARY 31, 2006 TO STOCKHOLDERS OF RECORD ON DECEMBER 19, 2005.

NOTE 5--FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS
Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund's fiscal year-end.

At December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                     Ordinary income          $  1,283,784
                     Long-term capital gains  $  5,017,526
                     Capital and other losses $   (220,049)
                     Unrealized appreciation  $242,876,291

Gains from foreign currency transactions will be treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2006, were $84,360,990 and $117,476,401, respectively.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (continued)

NOTE 6--STOCK REPURCHASE PROGRAM
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange ("NYSE") in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio. The Board has authorized the Fund to repurchase up to 1,000,000 shares during 2006. During the six months ended June 30, 2006, the Fund repurchased and retired 76,700 shares at an average price of $16.04 per share (including brokerage commissions) and a weighted average discount of 11.71%. These repurchases, which had a total cost of $1,230,030, resulted in an increase of $168,821 to the Fund's net asset value.

NOTE 7--PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 or by visiting the Fund's website at www.swz.com. This information is also available on the SEC's website at http://www.sec.gov.

NOTE 8--AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available, without charge and upon request, by visiting the Fund's website at www.swz.com and on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

NOTE 9--ADVISORY AGREEMENT APPROVAL
The continuance of the Investment Advisory Agreement between the Fund and HCC (the "Agreement") was approved by the Board at a meeting on June 8, 2006. The Independent Directors met with representatives of HCC before the meeting and evaluated information that they deemed necessary to enable them to determine that the Investment Advisory Agreement (the "Agreement") would be in the best interests of the Fund and its stockholders. Their evaluation included information concerning the Fund's performance and expenses (including the fees paid to HCC for its services), the nature, extent and quality of the services HCC provided to the Fund, the financial position and profitability of HCC, and other benefits that HCC or its parent derived from managing the Fund.

The Independent Directors reviewed the Fund's investment performance, determining that the relevant measures should be in terms of its net asset value as measured in Swiss francs because the Fund's portfolio securities and cash were denominated in Swiss francs and because, as a matter of policy, the Fund did not hedge its currency exposure. They compared the Fund's one- and three-year investment performance as well as its longer term performance with the Swiss Performance Index ("SPI"), with the performance of the Swiss iShares traded on the New York Stock Exchange, and with the performance of a peer group of equity investment funds of comparable or larger size managed by Swiss advisers with publicly available performance information. Because the iShares performance was stated in U.S. dollar terms, the comparison of the Fund's performance with the performance of iShares was on that basis. In comparing the Fund's performance with the performance of the SPI, they considered the fact that, unlike the Fund, the performance of the SPI did not include the impact of any expenses. As a result of this evaluation, they concluded that the Fund's performance for the four months of 2006 and each of the nine years ended 2005 was reasonable in relation to the comparisons and outperformed them for the four-month 2006 period and on a cumulative basis.

The Independent Directors expressed concern with the market price per share of the Fund relative to its net asset value per share, but determined that this was essentially unrelated to HCC's investment performance.

The Independent Directors also evaluated the fees HCC charged the Fund for investment advisory services as compared to the fees paid by U.S. registered closed-end European country funds. They determined that the fees paid to HCC, even when combined with the seven basis point administration fee paid to the Fund's unaffiliated administrator, were

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (concluded)

among the lowest in each group. HCC also had represented that the combined investment advisory fee and administration fee was also lower than the fees HCC's parent charged to its private advisory clients and to a Luxembourg-based fund it managed with similar investment objectives and strategies.

The Independent Directors separately considered the fees charged by HCC including breakpoints at various asset levels. They concluded that the breakpoints (which were voluntarily adjusted by HCC in 1995 to the benefit of the Fund) allowed the Fund to share in economies of scale as its assets grow. The Independent Directors evaluated the nature of the Fund, the creativity of HCC in developing the Fund's investment strategies, and the complexity of the Swiss securities market. They determined that HCC's services to the Fund were highly professional and that the qualifications and number of HCC personnel, the availability of company research and market and financial information from HCC's parent in Switzerland, and the continuity of HCC personnel over time were all desirable factors.

The Independent Directors considered the financial condition of HCC, noting that the advisory fees it received from the Fund comprised the majority of its income. They concluded that HCC's financial condition was sound and that its profitability was reasonable for the services it provided to the Fund. They considered other benefits that HCC or its parent could be considered to derive from their relationship with the Fund including limited brokerage commissions from executing Fund transactions, the marketing value of the Fund's performance in attracting other clients, and the cost benefits to HCC of soft dollar research and portfolio and financial information services. They determined that these benefits were relatively minor and did not affect their overall assessment of the reasonableness of the relationship.

Based on the evaluation of these factors and the assistance of independent legal counsel, the Independent Directors concluded that the Fund's advisory fee rate was reasonable in relation to the service to be rendered by HCC and therefore recommended that the Board approve the continuance of the Agreement.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Proxy Results (Unaudited)

At the Annual Meeting of Stockholders, held on June 8, 2006, as adjourned to July 7, 2006, shares were voted as follows on the proposals presented to the
Stockholders:

1. To elect three Class II Directors to serve for a three year term:

                                                    Authority
                                                For  Withheld
                                                --- ---------
                   Paul Hottinguer       15,297,960 1,478,722
                   Michael Kraynak, Jr.  15,179,139 1,597,543
                   Stephen K. West, Esq. 15,185,955 1,590,727

2. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Fund's independent registered public accounting firm for the year ending December 31, 2006:
           For                              Against                   Abstain
           ---                              -------                   -------
        15,884,483                          660,114                   232,083

3. To approve changes to certain of the Fund's fundamental investment policies and restrictions to permit the Fund to:

    A. leverage up to 10% of its total assets (including the amount borrowed)
           For                              Against                   Abstain
           ---                              -------                   -------
        12,671,113                        2,248,116                   233,949

    B. invest in securities of Swiss Real Estate Companies (as defined in the Proxy Statement)
           For                              Against                   Abstain
           ---                              -------                   -------
        13,073,344                        1,831,211                   248,631

    C. acquire equity and equity-lined securities of non-Swiss companies in limited instances
           For                              Against                   Abstain
           ---                              -------                   -------
        12,978,474                        1,887,103                   287,606

    D. permit the Fund to invest up to 20% (increased from 10%) of its total assets in illiquid securities
           For                              Against                   Abstain
           ---                              -------                   -------
        9,839,453                         5,177,373                   277,213

    E. engage in certain options transactions
           For                              Against                   Abstain
           ---                              -------                   -------
        11,980,548                        2,837,835                   334,794

The stockholders approved all of the proposals, except for proposal 3D.
--------------------------------------------------------------------------------

Privacy Policy (Unaudited)

The Swiss Helvetia Fund, Inc. believes that the privacy of its stockholders is extremely important. We are firmly committed to protecting any personal and financial information you provide to us. When you provide us personal information, we use it only to develop and deliver products and services that you request. For example, we may disclose information to affiliates and service providers who work with us. We will also use or disclose your personal information if required by or in conformity with legal or regulatory requirements. We require our officers, affiliates and

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Privacy Policy (Unaudited) (concluded)

service providers to maintain appropriate safeguards to ensure the security of your non-public personal information. Otherwise, we do not disclose any information about current or former stockholders.

Limits of Use of Personal Information
We limit the use, collection and retention of stockholder information to what we believe is necessary to provide personal financial service and related products. We collect information about our stockholders from sources such as applications and other required forms as well as from account and website and other communications. Access to this information is limited to only those people who require that information to service your account.

Accuracy of Personal Information
We strive to keep your personal and financial information accurate. If our records are incorrect or out-of-date, please notify us immediately by contacting the Fund at 1-888-794-7700.

Changes to Our Policies
If you have any questions about our privacy policy, please contact Mr. Rudolf Millisits at 1-888-794-7700. We may, in our discretion, change this Privacy Policy at any time. If we make material changes we will provide you with notice of these changes.

Sincerely,
The Swiss Helvetia Fund, Inc.

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (Unaudited)

The Plan
The Fund's Dividend Reinvestment Plan (the "Plan") offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:
   . Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.
   . You will receive shares valued at the lower of the Fund's net asset value or the Fund's market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.
   . Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
   . You may terminate participation in the Plan at any time.

   The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?
If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?
The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund's market price and its net asset value per share on the record date of the distribution or dividend, as described below:

   . If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.
   . If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than but within 95% of the market price
     (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
   . If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund's market price increases to a level above the net asset

                         THE SWISS HELVETIA FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?
The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?
You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?
No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?
AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?
There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST's open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?
Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?
Contact your broker, or contact AST as follows:
   By mail:
     American Stock Transfer & Trust Company
     PO Box 922
     Wall Street Station
     New York, NY 10269-0560
   Through the Internet:
     www.amstock.com
   Through AST's automated voice response System:
     1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

                 A SWISS INVESTMENTS FUND            THE SWISS
                                                ----------------------
                                                  HELVETIA FUND, INC.
                                                ----------------------
                                                     www.swz.com
                                                ----------------------




THE SWISS HELVETIA FUND, INC.
EXECUTIVE OFFICES
The Swiss Helvetia Fund, Inc.                           SEMI-ANNUAL
1270 Avenue of the Americas                             REPORT
Suite 400                                               FOR THE
New York, New York 10020                                PERIOD ENDED
1-888-SWISS-00                                          JUNE 30, 2006
(212) 332-2760
www.swz.com

ITEM 2. CODE OF ETHICS
Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

------------------------------------------------------------------------------------------------------------
                                                                                              (d) Maximum
                                                                                              Number (or
                                                                                              Approximate)
                                                                       (c) Total Number       Dollar Value) of
                                                                       of Shares (or Units)   Shares that May
                                                                       Purchased as Part of   Yet Be Purchased
                          (a) Total Number of       (b) Average Price  Publicly Announced     Under the Plans
Period                    Shares Purchased          Paid per Share     Plans or Programs      or Programs
------------------------------------------------------------------------------------------------------------
01/01/06 - 01/31/06                24,000               15.6069                  24,000             976,000
------------------------------------------------------------------------------------------------------------
02/01/06 - 02/28/06                                                                                 976,000
------------------------------------------------------------------------------------------------------------
03/01/06 - 03/31/06                                                                                 976,000
------------------------------------------------------------------------------------------------------------
04/01/06 - 04/30/06                                                                                 976,000
------------------------------------------------------------------------------------------------------------
05/01/06 - 05/31/06                                                                                 976,000
------------------------------------------------------------------------------------------------------------
06/01/06 - 06/30/06                52,700               16.2299                  52,700             923,300
------------------------------------------------------------------------------------------------------------
Total                              76,700               15.9184                  76,700             923,300
------------------------------------------------------------------------------------------------------------

At the December 8, 2005 meeting of the Registrant's Board of Directors (the "Board"), the Board approved the purchase of up to 1,000,000 shares of the Fund by Hottinger Capital Corp., the Fund's investment adviser. The approved purchase plan, announced to the public in a press release on December 8, 2005, expires on December 31, 2006.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes to procedures.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        THE SWISS HELVETIA FUND, INC.


By       /s/ Rodolphe E. Hottinger
         ---------------------------
         Rodolphe E. Hottinger, Chief Executive Officer

Date     9/4/06
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By       /s/ Rodolphe E. Hottinger
         -----------------------------------
         Rodolphe E. Hottinger, Chief Executive Officer

Date     9/4/06
         -----------------------------------


By       /s/ Rudolf Millisits
         -----------------------------------
         Rudolf Millisits, Chief Financial Officer

Date      9/1/06
         -----------------------------------